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                           NORTHERN TRUST CORPORATION              Exhibit 10(i)

                             ANNUAL PERFORMANCE PLAN

                                      2002

I.   Purpose of Plan

     The purpose of the Annual Performance Plan (the "Plan") is to promote the achievement of superior financial and operating performance of the Northern Trust Corporation (the "Corporation") and its subsidiaries (collectively, the Corporation and its subsidiaries, "Northern Trust"), and further the objective of delivering unrivaled service quality to its clients and partners through the awarding of cash incentive payments to selected officers.

II.  Plan Year/Effective Date/Termination

     The Plan Year for this Plan will be the calendar year from January 1, 2002 to December 31, 2002. The Plan is effective as of January 1, 2002 and automatically terminates on December 31, 2002.

III. Eligibility and Participation

     Eligibility to participate in the Plan is restricted to officers with the title of Vice President and above who are not eligible for participation in a Specialized Incentive Plan. Plan participation is reviewed each year, and participation in one year does not automatically indicate participation in subsequent Plan years. Participation in the Plan is based upon recommendation from the respective Business Unit Head.

IV.  Award Funding

     At the beginning of the Plan year, the Compensation and Benefits Committee of the Board of Directors of the Corporation will determine a Corporate Earnings Target and profit plan funding for awards under the Annual Performance Plan. The allocation of the plan award funding to each respective Business Unit will be based on the salaries of the eligible officers within the Business Unit. Within each Business Unit, one-half of the available funding for awards under the Plan will be based on the Northern Trust's financial achievement versus the Corporate Earnings Target. The other half of the award funding is based on the financial achievement of the Business Unit versus the Business Unit's earnings target. For staff support units, the available funding for awards will be based entirely on the financial achievement of Northern Trust versus the Corporate Earnings Target. Management reserves the right to either increase or decrease the original funding amount. A guideline showing potential adjustments to award funding based on Corporate and Business Unit performance is provided in Attachment I.

V.   Individual Award Determination

     Individual participant awards will be discretionary. They will be determined by Business Unit Management based on an assessment of individual performance relative to performance expectations, contribution to financial and operating goals, competitive level of total compensation, and available award pool funding.


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VI.  Payment of Awards

     Awards will be paid in cash as soon as practicable following the completion of the Plan year. For Plan year 2002 awards, officers receiving an award equal to or greater than $12,500 from the Plan will have their award delivered as a combination of approximately 80% cash and 20% in the form of a non-qualified Stock Option grant. All other awards will be paid in cash. Awards payable because of a Change in Control of the Corporation pursuant to Paragraph IX shall be paid in cash as soon as practicable following such Change in Control.

VII. Administration

     The Plan shall be administered by the Management Committee of the Corporation (the "Committee"). Subject to the provisions of the Plan, the Committee shall be authorized to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The determinations of the Committee in the effective administration of the Plan, as described herein, shall be final and conclusive.

     The Compensation and Benefits Committee of the Board of Directors of the Corporation, by written resolution, may amend, suspend, or terminate any or all provisions of the Plan at any time.

VIII. Other Provisions

     The following miscellaneous provisions are applicable to the Plan:

(a)  None of the provisions of this Plan will override general Corporate Policy.

(b) Termination of employment by a participant during the Plan Year, either voluntary or involuntary with cause, and for reasons other than death, disability, or retirement shall result in immediate exclusion from the Plan. For purposes of this Plan, "Retirement" means the termination of the participant's employment with Northern Trust by reason of participant having attained the age of 65 years or older or after the participant has qualified for an Early Retirement Pension under The Northern Trust Company Pension Plan. For purposes of this Plan, "Disability" means a participant has been receiving short-term and long-term disability benefits under Northern Trust's Managed Disability Program for 12 consecutive months.

(c) Except in the event of the death of a participant, the rights and interests of a participant under the Plan shall not be assigned, encumbered, or transferred.

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(d)  No employee or other person shall have any claim or right to be granted an award under the Plan. Neither the Plan, nor any action taken thereunder, shall be construed as giving any employee or other person any right to be retained in the employ of the Corporation for any length of time. Participants in the Plan will remain at-will employees for all purposes.

(e) The Corporation shall have the right to deduct from all payments made under the Plan any taxes required by law to be withheld with respect to such payment.

(f) All questions pertaining to the validity, construction and administration of the Plan and any award hereunder shall be determined in conformity with the laws of the State of Illinois.

(g) Each participant shall designate a beneficiary (the "Designated Beneficiary") to receive the award, if any, allocated to a participant, in the event of such participant's death. If no Designated Beneficiary survives the participant, it shall be the surviving spouse of the participant or, if there is no surviving spouse, it shall be the participant's estate.

IX.  Change in Control

     Notwithstanding any other terms contained herein, in the event of a Change in Control of the Corporation, funding for awards under the Plan shall be determined as if the Corporation and Business Units had achieved the respective earnings targets, as described in Section IV. Discretionary awards shall be paid to participants as soon as practicable. For purposes of this paragraph, a "Change in Control" shall be deemed to have occurred if

               (1) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Corporation (not including in the securities beneficially owned by such Person any securities acquired directly from the Corporation or its affiliates) representing 20% or more of the combined voting power of the Corporation's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (3) below; or

               (2) the election to the Board of Directors of the Corporation, without the recommendation or approval of two thirds of the incumbent Board of Directors of the Corporation, of the lesser of: (A) three directors; or (B) directors constituting a majority of the number of directors of the Corporation then in office, provided, however, that directors whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Corporation will not be considered as incumbent members of the Board of Directors of the Corporation for purposes of this section; or

               (3) there is consummated a merger or consolidation of the Corporation or any direct or indirect subsidiary of the Corporation with any other company, other than (i) a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), at least 60% of the combined voting power of the securities of the Corporation or such sur viving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapi-

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               talization of the Corporation (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Corporation (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Corporation or its Affiliates) representing 20% or more of the combined voting power of the Corporation's then outstanding securities; or

               (4) the stockholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation or there is consummated an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets, other than a sale or disposition by the Corporation of all or substantially all of the Corporation's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by stockholders of the Corporation in substantially the same proportions as their ownership of the Corporation immediately prior to such sale.

Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Corporation immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Corporation immediately following such transaction or series of transactions.

For purposes of the foregoing, the following definitions shall apply:

          "Affiliate" shall have the meaning set forth in Rule 12b-2 under
          Section 12 of the Exchange Act; "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act, except that a Person shall not be deemed to be the Beneficial Owner of any securities with respect to which such Person has properly filed a Form 13-G; "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time; and "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Corporation or any of its Affiliates, (ii) a trustee or other fiduciary holding securities under an employee benefits plan of the Corporation or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities or (iv) a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation.

Notwithstanding anything in this Plan to the contrary, in the event of a Potential Change in Control and for a period of six (6) months following the Potential Change in Control, neither the Board nor the Committee may terminate this Plan or amend this Plan in a manner that adversely affects the rights of any participant of the Plan.

A "Potential Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

               (a) the Corporation enters into an agreement, the consummation of which would result in the occurrence of a Change in Control;

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               (b)  the Corporation or any Person publicly announces an
                    intention to take or to consider taking actions which, if consummated, would constitute a Change in Control;

               (c) any Person becomes the Beneficial Owner, directly or indirectly, of securities of the Corporation representing 15% or more of either the then outstanding shares of common stock of the Corporation or the combined voting power of the Corporation's then outstanding securities (not including in the securities beneficially owned by such Person any securities acquired directly from the Corporation or its Affiliates); or

               (d) the Board adopts a resolution to the effect that, for purposes of this Plan, a Potential Change in Control has occurred.

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                                                                    Attachment I


                ANNUAL PERFORMANCE PLAN - POOL FUNDING GUIDELINE

                      CORPORATE AND BUSINESS UNIT EARNINGS


2002 Corporate and Business Unit Earnings Target

The 2002 Annual Performance Plan Corporate Earnings Target and the respective Business Unit Earnings Target include the accrual for payments which may be made under the Plan's provisions.


Corporate and Business Unit Performance

The distribution of the Annual Performance Plan award pool within the Business Unit is fully discretionary and will be determined by Business Unit Management.

The pool of funds available will be divided into two equal amounts. One-half of the pool is based on the Corporate Earnings Target, and the other half is based on Business Unit performance. Management reserves the right to either increase or decrease the funding amounts and may reference the following as a general guideline:

For each percent change in net income above/below the respective earnings target, the pool amount shall change by: 1% for each percent between 0% - 5%, 2% for each percent between 5.1% - 10%, 3% for each percent between 10.1% - 15%, and 4% for each percent between 15.1% - 20%.


             ===================================================
              % of Net Income Target   % of Pool Amount Funded
             ---------------------------------------------------
                       120%                     150%
             ---------------------------------------------------
                       115%                     130%
             ---------------------------------------------------
                       110%                     115%
             ---------------------------------------------------
                       107%                     109%
             ---------------------------------------------------
                       105%                     105%
             ---------------------------------------------------
                       103%                     103%
             ---------------------------------------------------
                       100%                     100%
             ---------------------------------------------------
                        97%                      97%
             ---------------------------------------------------
                        95%                      95%
             ---------------------------------------------------
                        93%                      91%
             ---------------------------------------------------
                        90%                      85%
             ---------------------------------------------------
                        85%                      70%
             ---------------------------------------------------
                        80%                      50%
             ===================================================

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                                                                   Attachment II


                          ANNUAL PERFORMANCE PLAN AWARD

                          Beneficiary Designation Form

Please provide the following information regarding beneficiary designation:




Name:_______________________________________    Social Security No._____________

I hereby nominate the following beneficiary(ies):




Beneficiary's Name:_____________________________________________________________


if living at the time of my death, or if not to:________________________________

________________________________________________________________________________



Signed:____________________________________     Date:____________________

If more than one beneficiary is named, the death benefit, unless other provided herein will be paid in equal shares to the designated beneficiaries who survive the employee. If no such beneficiary survives, the beneficiary shall be the surviving spouse of the participant, or if there is no surviving spouse, the beneficiary shall be the estate of the participant.

Return to: Compensation MB-08

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